SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)   October 26, 2004
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Puradyn Filter Technologies Incorporated
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(Exact name of registrant as specified in its chapter)


        Delaware                 0-29192               14-1708544
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(State or other jurisdiction   (Commission          (I.R.S.Employer
    of incorporation)          File Number)        Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                 33426
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (561) 547-9499
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 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

On October 26, 2004, Puradyn Filter Technologies Incorporated (the Company) executed an agreement to engage Imperial Capital, LLC ("IC"), to act as exclusive financial advisor to the Company. IC will assist the Company in exploring all reasonable alternatives to raising additional capital, as well as possibly pursuing a strategic partner from a mutually related field to enhance the Company's ability to develop business.

In consideration for IC's services, the Company agreed to pay a $100,000 non-refundable retainer, as well as an advance for future out of pocket expenses incurred by IC. Upon the consummation of a transaction, as defined by the agreement, the Company will pay a success fee for IC's services. The agreement may be terminated by either party upon 30 days written notice.

A copy of the agreement and press release issued by the Company on October 28, 2004, are filed as exhibits herewith.


Exhibits:

Exhibit
  No.            Description
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99.1             Press release dated October 28, 2004.

99.2             Imperial Capital Agreement.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 2004       PURADYN FILTER TECHNOLOGIES INCORPORATED

                                By /s/ Richard C. Ford
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                                  Richard C. Ford
                                  Chief Executive Officer


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